GOLDMAN SACHS TRUST
                     GOLDMAN SACHS FIXED INCOME FUNDS

                           Institutional Shares
                              Service Shares
                         Class A,  B  and C Shares

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                  Supplement dated October 15, 1997 to
                   Prospectuses dated August 15, 1997



The matrix on page 2, under Global Income Fund-Credit Quality, will be revised to indicate the Mininum will equal BBB/Baa.

Global Income Fund - Credit Quality, will be revised as follows:

     All securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

Class A, B and C Shares prospectus only:

     With respect to the last paragraph under the section "Offering Price - Class A Shares" please note that section (i) is deleted so that Class A shares will no longer be sold at net asset value without the payment of a sales charge to shareholders whose purchase is attributable to redemption proceeds (subject to appropriate documentation) from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder either (a) paid an initial sales charge or (b) was at some time subject to a deferred sales charge with respect to the redemption proceeds.